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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: August 6, 2002
(Date of earliest event reported)



                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-76376                 51-0362653
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
Incorporation)                      File Number)           Identification No.)

8400 Normandale Lake Blvd.
        Suite 250
  Minneapolis, Minnesota                                          55437
  ----------------------                                          -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code, is (952) 832-7000


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



Item 5.           Other Events.
                  ------------

                  On or about August 29, 2002, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

                  In connection with the expected sale of the Series 2002-KS5, the Registrant has been advised by Credit Suisse First Boston and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information (the "Collateral Term Sheets) with respect to the underwritten certificates, (the "Underwritten Certificates") which Collateral Term Sheets are being filed manually as exhibits to this report.

                  The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

                  The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates. Any difference between the collateral information on the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.




Item 7.           Financial Statements. PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

          (a)     Financial Statements.
                  --------------------

                  Not applicable.

          (b)     PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

          (c)     Exhibits
                  --------


                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                   DESCRIPTION
-----------                -----------                   -----------

    1                          99                        Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 RESIDENTIAL ASSET  SECURITIES
                                                 CORPORATION

                                                 By:    /s/ Julie Steinhagen
                                                        --------------------
                                                 Name:  Julie Steinhagen
                                                 Title: Vice President



Dated: August 7, 2002

                                  EXHIBIT INDEX



                  Item 601(a) of            Sequentially
Exhibit           Regulation S-K            Numbered
Number.           Exhibit No.               Description                         Page
-------           -----------               -----------                         ----
1                 99                        Collateral Term Sheets              Filed Manually

                                     EXHIBIT

                             (Intentionally Omitted)